SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                      January 16, 2003 (January 16, 2003)

                             The Warnaco Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-10857                                           95-4032739
(Commission File Number)                       (IRS Employer Identification No.)

             90 Park Avenue
              New York, NY                                   10016
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 661-1300

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         On January 16, 2003, The Warnaco Group, Inc. (the "Company") issued a press release announcing that the U.S. Bankruptcy Court for the Southern District of New York had confirmed the First Amended Plan of Reorganization of the Company and certain of its subsidiaries. The press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information
              and Exhibits.

            (c)      Exhibits

                     Exhibit No.   Description

                     99.1 Press Release, dated January 16, 2003, announcing the confirmation of the First Amended Joint Plan of Reorganization of the Company and certain of its subsidiaries.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2003
                                   The Warnaco Group, Inc.

                                   By:     /s/ Stanley P. Silverstein
                                          -------------------------------
                                   Name:  Stanley P. Silverstein
                                   Title: Vice President, General Counsel
                                          and Secretary